UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2012

VIASPACE Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Bells Ferry Lane, Marietta, Georgia		30066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 626-768-3360

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 15, 2012, the Company issued a press release announcing reported financial results for the quarter ended June 30, 2012.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Description

99.1                  Press Release dated August 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

August 15, 2012	By:	/s/ Stephen J. Muzi
	Name:	Stephen J. Muzi
	Title:	Chief Financial Officer